UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

Strategic Storage Trust IV, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55928	81-2847976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 10, 2020, Strategic Storage Trust IV, Inc., a Maryland corporation (the “Company”), SmartStop Self Storage REIT, Inc., a Maryland corporation (“SmartStop”), and SST IV Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of SmartStop (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides that SmartStop will acquire the Company by way of a merger of the Company with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”). The Merger is expected to close during the first half of 2021. At the effective time of the Merger (the “Merger Effective Time”), the Company shall cease to exist as a separate entity in accordance with the applicable provisions of the Maryland General Corporation Law. The special committee (the “Committee”) of the board of directors of the Company (the “Board”), the Board, the special committee of the board of directors of SmartStop and the board of directors of SmartStop have unanimously approved the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement. In addition, the Committee and the Board have approved an amendment to the Company’s First Articles of Amendment and Restatement to remove the limitations on “roll-up transactions” (the “Charter Amendment”), which is necessary to consummate the Merger.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Merger Effective Time, each share of the Company’s Class A Common Stock, $0.001 par value per share (“Class A Common Stock”), Class T Common Stock, $0.001 par value per share (“Class T Common Stock”), and Class W Common Stock, $0.001 par value per share (collectively with the Class A Common Stock and the Class T Common Stock, the “SST IV Common Stock”), issued and outstanding immediately prior to the Merger Effective Time (other than shares owned by any subsidiary of the Company, SmartStop or any subsidiary of SmartStop) will be converted into the right to receive 2.1875 shares of SmartStop’s Class A Common Stock, $0.001 par value per share (the “SmartStop Common Stock”), subject to the treatment of fractional shares in accordance with the Merger Agreement (the “Merger Consideration”). Immediately prior to the Merger Effective Time, each restricted share of SST IV Common Stock granted under the Company’s Employee and Director Long-Term Incentive Plan will become fully vested and non-forfeitable, and, at the Merger Effective Time, will be converted into the right to receive the Merger Consideration.

The Merger Agreement contains customary representations, warranties, and covenants, including covenants relating to the conduct of the respective businesses of the Company and SmartStop during the period between the execution of the Merger Agreement and the earlier of the completion of the Merger or the termination of the Merger Agreement in accordance with its terms. The closing of the Merger (the “Closing”) is subject to and conditioned on the approval of the Merger and the Charter Amendment by the affirmative vote of the holders of not less than a majority of all outstanding shares of SST IV Common Stock (the “Stockholder Approvals”). Pursuant to the terms of the Merger Agreement, the Closing is also subject to other customary conditions, including the delivery of certain documents and legal opinions, the accuracy of the representations and warranties of the parties (subject to the materiality standards contained in the Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by SmartStop to register the shares of the SmartStop Common Stock to be issued as Merger Consideration, and the absence of a “SST IV Material Adverse Effect” or “SmartStop Material Adverse Effect” (as each term is defined in the Merger Agreement). The Closing is not subject to any financing condition or the approval of SmartStop’s stockholders.

The Merger Agreement prohibits the Company and its subsidiaries and representatives from soliciting, providing information, or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions. The Merger Agreement also provides that at any time prior to receipt of the Stockholder Approvals, the Company and its representatives may, in certain circumstances, make an “Adverse Recommendation Change” (as that term is defined in the Merger Agreement) and terminate the Merger Agreement, subject to complying with certain conditions set forth in the Merger Agreement.

The Merger Agreement contains the following termination rights: (i) by mutual written consent of the Company and SmartStop; (ii) by either the Company or SmartStop, if the Closing has not occurred by August 6, 2021; (iii) by either the Company or SmartStop, if a governmental authority issues an order, decree, ruling, or other action that permanently enjoins or prohibits the transactions under the Merger Agreement; (iv) by either the Company or SmartStop, if the Stockholder Approvals are not obtained; (v) by either the Company or SmartStop, if the other party breaches any representation or covenant that causes a condition to the Closing to not be satisfied; (vi) by the Company, if the Company enters into an acquisition agreement with a third party relating to a superior proposal at any time before the Stockholder Approvals are obtained; or (vii) by SmartStop, if at any time before the Stockholder Approvals are obtained, any of the following occurs:

(a) the Board makes an Adverse Recommendation Change; (b) a tender or exchange offer for shares of SST IV Common Stock commences and the Board fails to recommend against acceptance of the offer and to publicly reaffirm the recommendation for the Merger; or (c) the Company materially violates its non-solicitation obligations with respect to acquisition proposals as set forth in the Merger Agreement.

In connection with the termination of the Merger Agreement and the Company’s entry into an alternative transaction with respect to a superior proposal, as well as under other specified circumstances, the Company will be required to pay to SmartStop a termination fee of $7.2 million. In addition, the Merger Agreement provides for customary expense reimbursement under specified circumstances set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide the Company’s investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, SmartStop or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement: (i) are made only for purposes of the Merger Agreement and are made as of specific dates; (ii) are solely for the benefit of the parties; (iii) may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. The Company’s and SmartStop’s investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SmartStop, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Ancillary Agreements

Concurrently with the entry into the Merger Agreement, (i) the Company, the operating partnership of the Company (“SST IV Operating Partnership”), and the Company’s external investment advisor, an indirect subsidiary of SmartStop (“SST IV Advisor”), entered into a termination agreement (the “Termination Agreement”), pursuant to which, among other things,  the Advisory Agreement, dated as of March 3, 2017, by and among the Company, SST IV Operating Partnership, and SST IV Advisor (the “Advisory Agreement”) will terminate upon the Merger Effective Time without any payment to SST IV Advisor, and (ii) the Company, SST IV Operating Partnership, and SmartStop Storage Advisors, LLC, a subsidiary of SmartStop (“SSA”), entered into a Redemption of Special Limited Partner Interest Agreement (the “Redemption Agreement”), pursuant to which the special limited partner interest in SST IV Operating Partnership held by SSA will be redeemed by SST IV Operating Partnership immediately prior to the Merger Effective Time, without any distribution or other payment to SSA.

The foregoing descriptions of the Termination Agreement and Redemption Agreement do not purport to be complete and are qualified in their entirety by reference to the such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On and effective as of November 10, 2020, the Company entered into indemnification agreements with each of its directors and executive officers (each, an “Indemnitee”), in substantially the form attached hereto as Exhibit 10.3. The indemnification agreements obligate the Company, if an Indemnitee is or is threatened to be made a party to, or witness in, any proceeding by reason of such Indemnitee’s status as a present or former director, trustee, officer, partner, manager, member, fiduciary, employee or agent of the Company, or as a director, trustee, officer, partner, manager, member, fiduciary, employee or agent of another entity that the Indemnitee served in such capacity at the Company’s request, to indemnify such Indemnitee, and advance expenses actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
•	the Indemnitee actually received an improper personal benefit in money, property or services; or

•	with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his or her conduct was unlawful.

In addition, except as described below, an Indemnitee is not entitled to indemnification pursuant to the indemnification agreement:

•

for any loss or liability unless all of the following conditions are met: (i) Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) Indemnitee was acting on behalf of or performing services for the Company; (iii) such loss or liability was not the result of (A) gross negligence or willful misconduct, in the case that the Indemnitee is an independent director of the Company or (B) negligence or misconduct, in the case that the Indemnitee is not an independent director of the Company; and (iv) such indemnification is recoverable only out of the Company’s net assets and not from the Company’s stockholders;

•

for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws;

•	if the proceeding was one brought by the Company or on its behalf and the Indemnitee is adjudged to be liable to the Company;
•	if the Indemnitee is adjudged to be liable on the basis that personal benefit was improperly received in a proceeding charging improper personal benefit to the Indemnitee; or
•

for any indemnification or advancement of expenses relating to any proceeding brought by the Indemnitee other than to enforce his or her rights under the indemnification agreement, and then only to the extent provided by the agreement, and except as may be expressly provided in the Company’s charter, the Company’s bylaws, a resolution of the Board or of the Company’s stockholders entitled to vote generally in the election of directors or an agreement approved by the Board.

Subject to the limitations in the first two bullet points above, on application by an Indemnitee to a court of appropriate jurisdiction, the court may order indemnification of such Indemnitee if the court determines that such Indemnitee (i) is entitled to reimbursement under Maryland law, or (ii) is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Indemnitee (a) has met the standard of conduct set forth above, or (b) has been adjudged liable for receipt of an improper personal benefit. Under Maryland law, any such indemnification is limited to the expenses actually and reasonably incurred by the Indemnitee, or on his or her behalf, in connection with any proceeding by or on behalf of the Company or in which the Indemnitee was adjudged liable for receipt of an improper personal benefit. If the court determines that the Indemnitee is so entitled to indemnification, the Indemnitee will also be entitled to recover from the Company the expenses of securing such indemnification.

Subject to the limitations above, if an Indemnitee is made a party to any proceeding by reason of such Indemnitee’s status as a present or former director, trustee, officer, partner, manager, member, fiduciary, employee or agent of the Company, or as a director, trustee, officer, partner, manager, member, fiduciary, employee or agent of another entity that the Indemnitee served in such capacity at the Company’s request, and such Indemnitee is successful, on the merits or otherwise, as to one or more (even if less than all) claims, issues or matters in such proceeding, the Company must indemnify such Indemnitee for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

In addition, the indemnification agreements require, subject to the limitations set forth therein, the Company to advance reasonable expenses incurred by an Indemnitee within ten days of the receipt by the Company of a statement from the Indemnitee requesting the advance, provided the statement evidences the expenses and is accompanied by:

•	a written affirmation of the Indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification; and
•	a written undertaking to reimburse the Company if a court of competent jurisdiction determines that the Indemnitee is not entitled to indemnification.

The indemnification agreements also provide for procedures for the determination of entitlement to indemnification, including a requirement that such determination be made by independent counsel after a change of control of the Company.

The foregoing summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 regarding the Termination Agreement is hereby incorporated by reference into this Item 1.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On and effective as of November 10, 2020, the Board adopted an amendment to the Company’s Bylaws to add a forum selection provision. The forum selection provision generally provides that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for:

•	any derivative action or proceeding brought on behalf of the Company;
•	any Internal Corporate Claim (as defined in the Maryland General Corporation Law), including, without limitation:
o	any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the stockholders of the Company, and
o

any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Maryland General Corporation Law or the Company’s charter or bylaws; or

•	any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine.

The foregoing summary is qualified in its entirety by reference to the full text of Amendment No. 1 to the Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 10, 2020, the Company and SmartStop issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

On November 10, 2020, the Company sent a letter to its stockholders announcing, among other things, the Company’s entry into the Merger Agreement and the suspension of the distribution reinvestment plan (the “DRP”). A copy of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Suspension of Distribution Reinvestment Plan

In connection with the transactions contemplated herein, on November 10, 2020, the Board approved the suspension of the DRP, and, therefore, further distributions will be paid in cash to all stockholders unless and until the DRP is reinstated. Under the DRP, the Board may amend, suspend or terminate the DRP for any reason upon 10 days’ written notice to the participants of the DRP. This Current Report on Form 8-K serves as such required notice and therefore the suspension of the DRP will be effective on November 20, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

2.1†	Agreement and Plan of Merger, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., SmartStop Self Storage REIT, Inc., and SST IV Merger Sub, LLC
3.1	Amendment No. 1 to the Bylaws of Strategic Storage Trust IV, Inc.

10.1	Termination Agreement, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., Strategic Storage Operating Partnership IV, L.P., and Strategic Storage Advisor IV, LLC
10.2	Redemption Agreement, dated as of November 10, 2020, by and among Strategic Storage Trust IV, Inc., Strategic Storage Operating Partnership IV, L.P., and SmartStop Storage Advisors, LLC
10.3	Form of Indemnification Agreement
99.1	Joint Press Release, dated as of November 10, 2020
99.2	Letter to Stockholders, dated as of November 10, 2020
†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

In connection with the proposed Merger, SmartStop intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of the Company and will also constitute a prospectus of SmartStop. The Company intends to mail or otherwise provide to its stockholders the proxy statement/prospectus and other relevant materials, and hold a meeting of its stockholders to obtain the requisite stockholder approval of the Merger and the Charter Amendment. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents that the Company and SmartStop file with the SEC (when available) from the SEC’s website at www.sec.gov, the Company’s website at https://strategicreit.com/site/sst4, and SmartStop’s website at https://strategicreit.com/site/sst2. In addition, the proxy statement/prospectus and other documents filed by the Company and SmartStop with the SEC (when available) may be obtained from the Company free of charge by directing a request to the following address: Strategic Storage Trust IV, Inc., Attention: Nicholas M. Look, 10 Terrace Road, Ladera Ranch, California 92694, or by calling (877) 327-3485.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Participants in Solicitation Relating to the Merger

The Company and SmartStop and their respective directors and executive officers, as well as SST IV Advisor, may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Security holders can obtain information regarding the names, affiliations and interests of such persons in the Company’s proxy statement filed with the SEC on April 9, 2020, and SmartStop’s proxy statement filed with the SEC on April 24, 2020. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the Stockholder Approvals or the failure to satisfy the other closing conditions to the Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2019, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the SEC’s website, www.sec.gov. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust IV, Inc.
Date: November 10, 2020	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer